UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2012

WESTMOUNTAIN INDEX ADVISOR, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	000- 53028	26-1315498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2186 S. Holly St., Suite 104, Denver, CO 80222
 (Address of principal executive offices including zip code)

(303) 800-0678
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

123 North College Ave, Ste 200, Ft. Collins, Colorado 80524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 26, 2012, the Board of Directors of WestMountain Index Advisor, Inc. (the “Company”) approved the Company’s Audit, Compensation and Nominations and Governance Committee Charters dated November 30, 2012. Copies of these Charters are filed hereto as Exhibit 99.1-99.4.

In addition, on November 26, 2012, the Company’s Board of Directors amended the Company’s Code of Conduct & Ethics Policy (“Code of Ethics”) dated November 30, 2012. A copy of the Code of Ethics is filed hereto as Exhibit 14.1

Copies of these Charters and the Code of Ethics may also be found on the Company’s website at http://www.westmountaingold.com.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description
14.1	Code of Conduct & Ethics dated November 30, 2012.

99.1	Audit Committee Charter dated November 30, 2012.

99.2	Compensation Committee Charter dated November 30, 2012.

99.3	Nominations and Governance Committee Charter dated November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: WestMountain Index Advisor, Inc.

Date: November 30, 2012	By:	/s/ Mark Scott
Mark Scott
Chief Financial Officer

Item 9.01  Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description
14.1	Code of Conduct & Ethics dated November 30, 2012.

99.1	Audit Committee Charter dated November 30, 2012.

99.2	Compensation Committee Charter dated November 30, 2012.

99.3	Nominations and Governance Committee Charter dated November 30, 2012.